                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

I. ORIGINAL DEAL PARAMETER INPUTS
(A) Original Bond Balance                                                                                     $544,443,000.00
(B) Original Pool Balance                                                                                     $523,000,949.00
(C) Senior Note Percent                                                                                                 96.50%
(D) Original Senior Note Balance                                                                              $525,387,000.00
(E) Senior Note Interest Margin                                                                                          0.60%
(F) Subordinate Note Percent                                                                                             3.50%
(G) Original Subordinate Note Balance                                                                          $19,056,000.00
(H) Subordinate Note Interest Margin                                                                                     1.25%
(I) Reserve Account
      (i) Initial Deposit Percentage                                                                                     0.40%
      (ii) Initial Deposit Amount                                                                               $2,177,772.00
      (iii) Target Balance (as percent of aggregate outstanding bond balance)                                            0.40%
      (iv) Floor Amount                                                                                         $1,361,108.00


II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
(A) Total Outstanding Bond Balance                                                                            $544,443,000.00
(B) Total Bond Factor                                                                                                    1.00000000
(C) Pool Balance                                                                                              $523,000,949.00
(D) Pool Factor                                                                                                          1.00000000
(E) Senior Notes
      (i) Note Balance                                                                                        $525,387,000.00
      (ii) Note Pool Factor                                                                                              1.00000000
      (iii) Principal Shortfall                                                                                         $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                         $19,056,000.00
      (ii) Note Pool Factor                                                                                              1.00000000
      (iii) Principal Shortfall                                                                                         $0.00
(G) Cumulative Defaults, This Year                                                                                      $0.00
(H) Cumulative Defaults to Date                                                                                         $0.00
(I) Senior Noteholders' Interest Carryover Shortfall                                                                    $0.00
(J) Senior Noteholders' Interest T-Bill Carryover (This can only be paid
     quarterly, after parity has been reached.)                                                                         $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                               $0.00
(L) Subordinate Noteholders' Interest T-Bill Carryover (This can only be paid
     quarterly, after parity has been reached.)                                                                         $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                      $0.00
(N) Reserve Account Balance                                                                                     $2,177,772.00
(O) Collateral Reinvestment Account Balance                                                                             $0.00

III. INPUTS FOR SERVICING FEE AND ADMINISTRATION FEE
(A) Unpaid Servicing Fees                                                                                               $0.00
(B) Unpaid Administration Fees                                                                                          $0.00
(C) Unpaid Servicing Fee Shortfalls                                                                                     $0.00
(D) Servicing Fees Accrued During Prior 2 months                                                                  $214,154.89
(E) Administration Fees Accrued During Prior 2 months                                                              $17,245.65
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior 2 months                                           $114,437.00


                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997


IV. INTEREST RATE CALCULATION
(A) 91-Day T-Bill                         From        To       Days   Rate
      (i) First Accrual Period           05/05/97  05/05/97     1    5.3600%
      (ii) Second Accrual Period         05/06/97  05/12/97     7    5.2800%
      (iii)Third Accrual Period          05/13/97  05/19/97     7    5.2200%
      (iv) Fourth Accrual Period         05/20/97  05/27/97     8    5.3100%
      (v) Fifth Accrual Period           05/28/97  06/02/97     6    5.1600%
      (vi) Sixth Accrual Period          06/03/97  06/09/97     7    5.0600%
      (vii) Seventh Accrual Period       06/10/97  06/16/97     7    5.0700%
      (viii) Eighth Accrual Period       06/17/97  06/23/97     7    5.0100%
      (ix) Ninth Accrual Period          06/24/97  06/30/97     7    5.0700%
      (x) Tenth Accrual Period           07/01/97  07/07/97     7    5.2600%
      (xi) Eleventh Accrual Period       07/08/97  07/14/97     7    5.1000%
      (xii) Twelfth Accrual Period       07/15/97  07/27/97    13    5.1900%
      (xiii) Thirteenth Accrual Period                          0    0.0000%
      (xiv) Fourteenth Accrual Period                           0    0.0000%
      (xv) Fifteenth Accrual Period                             0    0.0000%

                                                                                                                         Quarterly

(B) Days in Year                                                                                                                365
(C) Actual Days in Interest Period                                                                                               84
(D) Borrower Interest Accrued During Collection Period                                                                 $8,036,396.40
(E) Interest Subsidy Payments Accrued During Collection Period                                                         $1,882,080.40
(F) SAP Accrued During Collection Period                                                                                 $111,742.88
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C))                                                  $90,371.06
(H) Origination Fees Accrued During Collection Period (VIII(E))                                                           $12,572.27
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))                             $465,051.21
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                                               $229,978.00
(K) Net Expected Interest Collections (IV(D+E+F+G-H-I-J))                                                              $9,412,989.26
(L) Student Loan Rate with Respect to T-Bill Notes ((IV(B)/IV(C))*IV(K)/(II(A))                                             7.51257%
(M) Senior Note T-Bill Calculation Rate                                                                                     5.76381%
(N) Senior Note Interest Rate (MIN(IV(L),IV(M)))                                                                            5.76381%
(O) Subordinate Note T-Bill Calculation Rate                                                                                6.41381%
(P) Subordinate Note Interest Rate (MIN(IV(L),IV(O)))                                                                       6.41381%


V. SERVICING FEE CALCULATION                                                                                       MONTHLY
(A) Pool Balance as of the End of the Collection Period                                                              $520,505,996.85
(B) Maximum Servicing Fee Rate(annualized,as percentage of outstanding pool balance)                                           1.00%
(C) Maximum Servicing Fee Amount (V(A)*V(B)/12)                                                                          $433,755.00
(D) Servicing Cost (uncapped servicing fee)                                                                              $216,300.47
(E) Servicing Fee Due (MIN(V(C),V(D)))                                                                                   $216,300.47
(F) Servicing Fee Shortfall (V(D)-V(E))                                                                                        $0.00


VI. CASH INPUTS
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                                      $4,771,649.09
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)          $13,647,838.83
(C) SAP                                                                                                                        $0.00
(D) Subsidy Payments                                                                                                           $0.00
(E) Recoveries (Principal and Interest) and Other Charges                                                                      $0.00


VII. OTHER INPUTS (FROM SERVICER)
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                                                   $7,050,293.96
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans                                               $180,415.67
      (iii) Negative Amortization                                                                                      $2,602,370.37
      (iv) Ending Accrued Interest                                                                                     $7,554,017.95
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                            $2,925,678.69

                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

(B) New Loans
      (i) Outstanding Balance                                                                           $0.00
      (ii) Purchase Premium                                                                             $0.00
(C) Serial Loans
      (i) Outstanding Balance                                                                   $5,645,226.14
      (ii) Purchase Premium                                                                       $141,130.65
(D) Consolidation Loans
      (i) Consolidation Amount from within the Trust                                                    $0.00
      (ii) Consolidation Amount from outside the Trust                                          $2,514,453.44


VIII. INPUTS FROM OTHER SOURCES
(A) Collection Account Investment Income                                                           $25,652.80
(B) Reserve Account Investment Income                                                              $18,102.45
(C) Collateral Reinvestment Account Investment Income                                              $46,615.81
(D) Administration Fee                                                                             $34,595.85
(E) Loan Origination Fees                                                                          $12,572.27
(F) Draw from Collection Account of Subsequent Monthly Collections                                      $0.00
(G) Transfer from Collection Account to the Collateral Reinvestment Account                    $13,647,838.83
(H) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                  $2,925,678.69
(I) Unpaid Purchase Premium Amounts                                                                     $0.00

IX. PRINCIPAL INPUTS                                                                      QUARTERLY RECONCILIATION
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                        $13,347,170.41
      (ii) Principal Collections from Guarantors                                                  $300,668.42
      (iii) Principal Collections for Consolidations                                                    $0.00
      (iv) Loan Principal Repurchased by SMS                                                            $0.00
      (v) Loan Principal Repurchased by Servicer                                                        $0.00
      (vi) Total Principal Collections (i+ii+iii+iv+v)                                         $13,647,838.83
(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                            $0.00
      (ii) Serial Loan Additions                                                                $5,645,226.14
      (iii) Consolidation Loan Additions
            (a) Consolidation Amount from Within the Trust                                              $0.00
            (b) Consolidation Amount from Outside the Trust                                     $2,514,453.44
      (iv) Total Principal Additions (i+ii+iii)                                                 $8,159,679.58
(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                            ($392.98)
      (ii) Waived Principal/Other Adjustments                                                     ($67,135.43)
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                           ($67,528.41)
(D) Accrued Interest to be Capitalized (VII(A)(v))                                              $2,925,678.69
(E) Net Reduction/(Increase) in Student Loan Principal Balance (IX(A(vi)-B(iv)+C(iii)-D))       $2,494,952.15

X. UNINSURED LOSS AND RECOVERIES REPORTING FOR THE PERIOD                                           QUARTERLY
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                                ($392.98)
      (ii) Interest Amount                                                                            $379.93
      (iii) Total Realized Losses (i+ii)                                                              ($13.05)
(B) Defaults This Quarter                                                                         $306,843.14
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                               $306,843.14
(D) Cumulative Defaults to Date (II(H)+X(B))                                                      $306,843.14


                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

XI. PORTFOLIO CHARACTERISTICS

(A) Characteristics of Portfolio at Beginning of Period

                                                     WAC       # Loans                 %               $ Amount           %
- Stafford Loans:                                  8.02%       120,592            84.26%        $331,417,239.60      63.37%
- SLS Loans                                        8.81%         4,326             3.02%         $12,460,853.42       2.38%
- PLUS Loans                                       8.74%        10,823             7.56%         $43,389,516.53       8.30%
- Consolidation Loans                              8.84%         7,382             5.16%        $135,733,339.22      25.95%
                                                   -----       -------           -------        ---------------     -------
                                                   8.31%       143,123           100.00%        $523,000,948.77     100.00%

                                                     WAC       # Loans                 %               $ Amount           %

 - In School                                       7.75%        30,351            21.21%         $97,444,454.88      18.63%
 - Grace                                           7.82%        13,755             9.61%         $38,522,559.44       7.37%
 - Repayment                                       8.52%        64,664            45.18%        $246,440,033.16      47.12%
 - Forbearance                                     8.50%        16,090            11.24%         $71,960,138.39      13.76%
 - Deferment                                       8.31%         8,964             6.26%         $33,818,218.74       6.47%
 - Delinquencies                                   8.54%         9,299             6.50%         $34,815,544.16       6.66%
 - Claims Filed Awaiting Payment                   0.00%             0             0.00%                  $0.00       0.00%
                                                   -----       -------           -------        ---------------     -------
                                                   8.31%       143,123           100.00%        $523,000,948.77     100.00%


(B) Characteristics of Remaining Portfolio
                                                     WAC       # Loans                 %               $ Amount           %
- Stafford Loans:                                  8.04%       122,408            84.32%        $328,346,173.79      63.08%
- SLS Loans                                        8.81%         4,338             2.99%         $12,050,102.00       2.32%
- PLUS Loans                                       8.74%        10,901             7.51%         $42,234,090.93       8.11%
- Consolidation Loans                              8.84%         7,517             5.18%        $137,875,630.13      26.49%
                                                   -----       -------           -------        ---------------     -------
                                                   8.33%       145,164           100.00%        $520,505,996.85     100.00%


                                                     WAC       # Loans                 %               $ Amount           %
 - In School                                       7.76%        23,435            16.14%         $73,398,131.12      14.10%
 - Grace                                           7.79%        13,836             9.53%         $44,220,382.24       8.50%
 - Repayment                                       8.50%        69,081            47.59%        $247,124,948.11      47.48%
 - Forbearance                                     8.49%        17,518            12.07%         $77,535,146.94      14.90%
 - Deferment                                       8.31%         7,882             5.43%         $30,599,330.10       5.88%
 - Delinquencies                                   8.52%        13,368             9.21%         $47,464,400.34       9.12%
 - Claims Filed Awaiting Payment                   8.56%            44             0.03%            $163,658.00       0.03%
                                                   -----       -------           -------        ---------------     -------
                                                   8.33%       145,164           100.00%        $520,505,996.85     100.00%

                                                     WAC       # Loans                 %               $ Amount           %
 - 30-60 Days Delinquent                           8.54%         4,855             3.34%         $17,867,338.87       3.43%
 - 61-90 Days Delinquent                           8.50%         4,022             2.77%         $14,027,220.77       2.69%
 - 91-120 Days Delinquent                          8.55%         2,099             1.45%          $7,733,825.67       1.49%
 - More than 120 Days Delinquent                   8.48%         2,392             1.65%          $7,836,015.03       1.51%
 - Claims Filed Awaiting Payment                   8.56%            44             0.03%            $163,658.00       0.03%
                                                   -----       -------           -------        ---------------     -------
                                                   8.52%        13,412             9.24%         $47,628,058.34       9.15%

                                                     WAC       # Loans                 %               $ Amount           %
 - Traditional                                     8.36%        91,599            63.10%        $390,837,508.31      75.09%
 - Vocational/Proprietary                          8.23%        53,565            36.90%        $129,668,488.54      24.91%
                                                   -----       -------           -------        ---------------     -------
                                                   8.33%       145,164           100.00%        $520,505,996.85     100.00%


                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

 A. QUARTERLY CASH

(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                             $4,771,649.09
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries) (VI(B))  $13,647,838.83
(C) SAP (VI(C))                                                                                                                $0.00
(D) Subsidy Payments (VI(D))                                                                                                   $0.00
(E) Proceeds of Recoveries (VI(E))                                                                                             $0.00
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $2,925,678.69
(G) Investment Earnings (VIII(A+B+C))                                                                                     $90,371.06
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $229,978.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $13,647,838.83
(K) Required Distributions
      (i) Servicing Fee Due                                                                                              $430,455.36
      (ii) Administrative Fee Due                                                                                         $34,595.85
      (iii) Senior Noteholders' Interest Distribution Amount                                                           $6,969,079.20
      (v) Subordinate Noteholders' Interest Distribution Amount                                                          $281,277.02
      (vi) Principal Distribution Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)                      $0.00
      (vii) Total Required Distributions (i+ii+iii+iv+v+vi)                                                            $7,715,407.44
(L) Transfer from Collateral Reinvestment Account for Increase in Available Funds                                        $157,686.60
      MIN(MIN(II(N),(MIN(0,(A(A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                  $0.00
      MIN(MIN(II(N),(MIN(0,(A(A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                   $0.00
(O) Total Amount Available for Distributions (A(A+B+C+D+E+F+G-H-I-J+M+N))                                              $7,715,407.44

B. EARLY AMORTIZATION EVENT TRIGGERS
                                                                             (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                          0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                                 0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                      0
(D) Has an event of insolvency occurred with respect to the Seller?                                                                0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                              0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 30% of the Pool Balance?                                                                                            0
      (i) Principal balance of proprietary or vocational school loans                                                $129,668,488.54
      (ii) Percentage of proprietary or vocational school loans                                                               24.91%
(G) Has the percentage by principal balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                                           0
      (i) Principal balance of student loans which are not in repayment and are not eligible for subsidy              $48,025,711.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy                             9.23%
(H) Has the Excess Spread for this Quarterly Payment Date and for the preceding Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                                 0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                          0
(J) Has an Early Amortization Event occured?                            0    No.  The Revolving Period continues.

C. PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                             1
(B) Required Principal Distribution Amount                                                                                     $0.00

D. DISTRIBUTIONS
(A) Servicing Fee
      (i) Servicing Fee Due (V(E)+III(A))                                                                                $430,455.36
      (ii) Servicing Fee Paid                                                                                            $430,455.36
      (iii) Unpaid Servicing Fee (i-ii)                                                                                        $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                                          $34,595.85
      (ii) Administration Fee Paid                                                                                        $34,595.85
      (iii) Unpaid Administration Fee (i-ii)
                                                                                                                               $0.00


                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

(C) Senior Note Interest
      (i) Senior Noteholders' Interest Distribution Amount ((II(E)(i)+II(I))*IV(N)*IV(C)/IV(B))                        $6,969,079.20
      (ii) Senior Note Interest Paid                                                                                   $6,969,079.20
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                                    $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                                     $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))                     $281,277.02
      (ii) Subordinate Note Interest Paid                                                                                $281,277.02
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                               $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                                $0.00
(E) Senior Note Principal
      (i) Senior Note Principal Due                                                                                            $0.00
      (ii) Senior Note Principal Paid                                                                                          $0.00
      (iii) Senior Note Principal Shortfall (i-ii)                                                                             $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                                      $0.00
      (ii) Subordinate Notes Principal Paid                                                                                    $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                                       $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                         $0.00
      (ii) Purchase Premium Amounts Paid          (This can only be paid after Revolving Period terminates)                    $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                                    $0.00
(H) "Turbo" Principal
      (i) Senior Note Principal                                                                                                $0.00
      (ii) Subordinate Note Principal                                                                                          $0.00
      (iii) Total "Turbo" Principal      This can only be paid prior to Parity, after Revolving Period terminates)             $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                            $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                               $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                             $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                                       $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                                     $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                                        $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                                            $0.00
      (ii) Servicing Fee Shortfall Paid                                                                                        $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                                              $0.00


E. RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                                  $2,177,772.00
(B) Draw Due to Insufficient Funds (A(M)                                                                                       $0.00
(C) Required Account Balance                                                                                           $2,177,772.00
(D) Account Deposit/(Release)                                                                                                  $0.00
(E) Ending Account Balance (E(A-B+D))                                                                                  $2,177,772.00



                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

F. RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                                         $0.00
(B) Deposit from Collection Account (VIII(G))                                                                        $13,647,838.83
(C) Deposit from Reserve Fund Release         (Deposit can be made only prior to Parity, during Revolving Period)             $0.00
(D) Draw for Accrued Interest (VIII(H))                                                                              ($2,925,678.69)
(E) Draw for New Loans (VII(B)(i+ii))                                                                                         $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                             ($5,786,356.79)
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                        ($2,514,453.44)
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                              ($157,686.60)
(I) Ending Account Balance (F(A+B+C+D+E+F+G+H))                                                                       $2,263,663.31


G. ADDITIONAL REPORTING REQUIREMENTS
(A) Senior Notes Interest Rate                                                        (based on 91-Day T-Bill)              5.76381%
(B) Subordinate Notes Interest Rate                                                   (based on 91-Day T-Bill)              6.41381%
(C) Cumulative New Loans This Quarter                                                                                         $0.00
(D) Cumulative Serial Loans This Quarter                                                                              $5,645,226.14
(E) Cumulative Consolidation Loans This Quarter, From Within the Trust                                                        $0.00
(F) Cumulative Consolidation Loans This Quarter, From Outside the Trust                                               $2,514,453.44
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account                  $2,925,678.69
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                              $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                          $0.00
(J) Excess Available Funds Released to SMS                                                                                    $0.00

H. BOND AND POOL BALANCES AND FACTORS                            Beginning of Period                                  End of Period
(A) Total Bond Balance                                               $544,443,000.00                                $544,443,000.00
(B) Total Bond Factor                                                     1.00000000                                     1.00000000
(C) Pool Balance                                                     $523,000,949.00                                $520,505,996.85
(D) Pool Factor                                                           1.00000000                                     0.99522955
(E) Senior Note Balance                                              $525,387,000.00                                $525,387,000.00
(F) Senior Note Factor                                                    1.00000000                                     1.00000000
(G) Senior Note Principal Shortfall                                            $0.00                                          $0.00
(H) Subordinate Note Balance                                          $19,056,000.00                                 $19,056,000.00
(I) Subordinate Note Factor                                               1.00000000                                     1.00000000
(J) Subordinate Note Principal Shortfall                                       $0.00                                          $0.00

                    USA GROUP SECONDARY MARKET SERVICES, INC.
           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

(i) The amount of the distribution allocable to principal for the:
      (a) Senior Notes                                                                            (1a)                  $0.00
      (b) Subordinate Notes                                                                       (1b)                  $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Senior Notes (For Quarter)                                                              (2a)          $6,969,079.20
      (b) Subordinate Notes (For Quarter)                                                         (2b)            $281,277.02

(iii) The interest rates for the:
      (a) Senior Notes (Quarterly)                                                                (3a)                   5.76381%
      (b) Subordinate Notes (Quarterly)                                                           (3b)                   6.41381%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period        (4)         $520,505,996.85

(v) The ending aggregate outstanding principal balance for the:
      (a) Senior Notes                                                                            (5a)        $525,387,000.00
      (b) Subordinate Notes                                                                       (5b)         $19,056,000.00

(vi) The ending outstanding bond factors for the:
      (a) Senior Notes                                                                            (6a)                   1.00000000
      (b) Subordinate Notes                                                                       (6b)                   1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                                  $0.00
      Paid for Month 2                                                                                            $214,154.89
      Paid for Month 3                                                                                            $216,300.47
      (a) Paid for the Quarter                                                                    (7a)            $430,455.36
      (b) Unpaid for the Quarter                                                                  (7b)                  $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                                  $0.00
      Paid for Month 2                                                                                             $17,245.65
      Paid for Month 3                                                                                             $17,350.20
      (a) Paid for the Quarter                                                                    (8a)             $34,595.85
      (b) Unpaid for the Quarter                                                                  (8b)                  $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                                   0.00
      Paid for Month 2                                                                                             114,437.00
      Paid for Month 3                                                                                             115,541.00
      (a) Paid for the Quarter                                                                    (9a)            $229,978.00

(x) The amount of aggreate Realized Losses for the Collection Period                              (10)               ($13.05)


                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS STUDENT LOAN TRUST 1997-A
                INTEREST PERIOD MAY 5, 1997 THROUGH JULY 27, 1997
              COLLECTION PERIOD APRIL 7, 1997 THROUGH JUNE 30, 1997

(xi) Interest Carryover Shortfall Amounts
      (a) Senior Notes Previous Interest Carryover Shortfall                                    (11a)                         $0.00
      (b) Senior Notes Current Interest Carryover Shortfall                                     (11b)                         $0.00
      (c) Subordinate Notes Previous Interest Carryover Shortfall                               (11c)                         $0.00
      (d) Subordinate Notes Current Interest Carryover Shortfall                                (11d)                         $0.00

(xii) Interest T-Bill Carryover Shortfall Amounts
      (a) Senior Notes Previous Interest T-Bill Carryover Shortfall                             (12a)                         $0.00
      (b) Senior Notes Current Interest T-Bill Carryover Shortfall                              (12b)                         $0.00
      (c) Subordinate Notes Previous Interest T-Bill Carryover Shortfall                        (12c)                         $0.00
      (d) Subordinate Notes Current Interest T-Bill Carryover Shortfall                         (12d)                         $0.00

(xiii) Principal Shortfall Amounts
      (a) Senior Notes Previous Principal Shortfall                                             (13a)                         $0.00
      (b) Senior Notes Current Principal Shortfall                                              (13b)                         $0.00
      (c) Subordinate Notes Previous Principal Shortfall                                        (13c)                         $0.00
      (d) Subordinate Notes Current Principal Shortfall                                         (13d)                         $0.00

(xiv) Loans Repurchased this Period                                                             (14)                          $0.00

(xv) Reserve Account Balance                                                                    (15)                  $2,177,772.00

(xvi) Collateral Reinvestment Account Balance                                                   (16)                  $2,263,663.31

(xvii) Loans Conveyed/Originated (from outside the trust) this Period                           (17)                  $8,159,679.58



USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



----------------------------------------
Stephen W. Clinton
President

                               ADMINISTRATOR ORDER



In accordance with the following Sections of the Administration Agreement dated as of April 1, 1997, among SMS STUDENT LOAN TRUST 1997-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, a duly authorized officer of the Administrator, does hereby direct the Indenture Trustee to make the following distributions, ensuring that all wire transfers are distributed by 11:00 a.m. (New York Time) :

SECTION 2(D)(V)(B) - ADMINISTRATION FEE
Wire Date: 07/28/97  Amount: $17,350.20  From Fund:   Collection Account

Wire transfer instructions are as follows:

                       Secondary Market Services, Inc.:
                       NBD Bank, N.A.
                       ABA   074 000 052
                       Acct. # 7000-07-638-841
                       Attn:  Leonard Gurin
                       Ref:  Admin Fees/1996-A

SECTION 2(D)(V)(A) - SERVICING FEE
Wire Date: 07/28/97  Amount: $216,300.47  From Fund:  Collection Account

Wire transfer instructions are as follows:

                       USA Group Loan Services, Lender Servicing
                       ABA   074 000 052
                       Acct. # 7000-02-754-614
                       Ref: Lender 824690-00001

SECTION 2(D)(II) - CONSOLIDATION LOAN REBATE FEE
       End-of-Month Principal Balance:                          $129,598,610.50
       End-of-Month Accrued Unpaid Interest Balance:              $2,448,150.12
       Annualized Rebate Rate:                                             1.05%

Check Date: 07/28/97  Amount: $115,541.00 From Fund:  Collection Account

Check instructions are as follows:

                       US Department of Education
                       Interest Payment Processing
                       P.O. Box 4138
                       Greenville, TX 75403-4138

In witness whereof, the undersigned has signed his name on behalf of the Corporation on July 25, 1997.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



-------------------
Stephen W. Clinton
President

                          SMS STUDENT LOAN TRUST 1997-A


                               ADMINISTRATOR ORDER

In accordance with the following Sections of the Administration Agreement dated as of April 1, 1997, among SMS STUDENT LOAN TRUST 1997-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee".), the undersigned, a duly authorized officer of the Administrator, does hereby direct the Indenture Trustee to distribute interest payments to the Noteholders as follows, ensuring the all wire transfers are distributed by 11:00 A.M. (New York Time):


SECTION 2(D)(V)(C) - NOTEHOLDERS' DISTRIBUTION AMOUNT

Wire Date: 07/28/97  Senior Noteholders:       $6,969,079.20
                                             From Fund: Collection Account

Wire Date: 07/28/97  Subordinate Noteholders:  $281,277.02
                                             From Fund: Collection Account




In witness whereof, the undersigned has signed his name on behalf of the Corporation on July 25, 1997.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



--------------------
Stephen W. Clinton
President

                          SMS STUDENT LOAN TRUST 1997-A


                               ADMINISTRATOR ORDER


In accordance with the following Sections of the Administration Agreement dated as of April 1, 1997, among SMS STUDENT LOAN TRUST 1997-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, a duly authorized officer of the Administrator, does hereby direct the Indenture Trustee to make the following transfers:

SECTION 2(C)(V) - INVESTMENT INCOME

Transfer Amount: $18,102.45    Date: 07/25/97  From Fund: Reserve Account
                                                 To Fund: Collection Account

Transfer Amount: $46,615.81  Date: 07/25/97  From Fund: Collateral Reinvestment
                                                        Account
                                               To Fund: Collection Account

SECTION 2(F)(I)(D) - CAPITALIZED INTEREST AMOUNT

Transfer Amount: $2,925,678.69 Date: 07/25/97 From Fund: Collateral Reinvestment
                                                         Account
                                                To Fund: Collection Account


In witness whereof, the undersigned has signed his name on behalf of the Corporation on July 25, 1997.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



----------------------
Stephen W. Clinton
President

                          SMS STUDENT LOAN TRUST 1997-A


                               ADMINISTRATOR ORDER


In accordance with the following Sections of the Administration Agreement dated as of April 1, 1997, among SMS STUDENT LOAN TRUST 1997-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation , not in its individual capacity but solely as Indenture Trustee(the "Indenture Trustee"), the undersigned, a duly authorized officer of the Administrator, does hereby direct the Indenture Trustee to make the following transfers:

SECTION 2(F)(I)(E) - TRANSFER FROM COLLATERAL REINVESTMENT FOR AVAILABLE FUNDS

Transfer Amount: $157,686.60  Date: 07/28/97 From Fund: Collateral Reinvestment
                                                       Account
                                              To Fund: Collection Account




In witness whereof, the undersigned has signed his name on behalf of the Corporation on July 25, 1997.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



---------------------
Stephen W. Clinton
President

                          SMS STUDENT LOAN TRUST 1997-A


                              OFFICERS' CERTIFICATE


In accordance with Section 11.02 of the Indenture dated as of April 1, 1997, between SMS Student Loan Trust 1997-A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the " Indenture Trustee")(such Indenture hereinafter refered to as the "Indenture"), the undersigned, in their offical capacities as Authorized Officers , on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01 (b)(v) of the Indenture, hereby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01 (b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds thereof were applied in accordance with Basic Documents.



Terms used herein and not specifically herein defined shall have the meaning ascribed to them in the Indenture.


In witness whereof, the undersigned have signed their names on behalf of the Administrator on this July 25, 1997.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



------------------                         -------------------
Stephen W. Clinton                         Cheryl E. Watson
President                                  Senior Vice President